                                  EXHIBIT 99.1

[GRAPHIC OMITTED]                                             [GRAPHIC OMITTED]

                               PRELIMINARY SAMPLE
                               POPULAR ABS 2005-1
                                   GROUP II-A
                                 As of 12/10/04

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred tothe final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



                                  ** DRAFT **



                                                                                                                           GROUP IIA
POPULAR ABS 2005-1 PRELIMINARY TAPE                                                                              BALANCE: 77,117,272
FRIEDMAN BILLINGS RAMSEY                                                                                                 504 RECORDS
====================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                      % OF         WA                  WA        %                     %     % WITH
                        PRINCIPAL        AVERAGE    PRINCIPAL  MORTGAGE     WA     ORIGINAL   SINGLE    % OWNER     FULL     PREPAY
RATE TYPE     COUNT      BALANCE         BALANCE     BALANCE     RATE      FICO      CLTV     FAMILY    OCCUPIED     DOC    PENALTY
-----------------------------------------------------------------------------------------------------------------------------------
Adjustable     504    77,117,272.13    153,010.46       100      6.748     642      85.66    86.76        94.48   74.87      75.56
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:         504    77,117,272.13    153,010.46       100      6.748     642      85.66    86.76        94.48   74.87      75.56
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     % OF        WA                  WA        %                     %      % WITH
                        PRINCIPAL       AVERAGE    PRINCIPAL  MORTGAGE     WA     ORIGINAL   SINGLE    % OWNER     FULL     PREPAY
LOAN TYPE     COUNT      BALANCE        BALANCE     BALANCE     RATE      FICO      CLTV     FAMILY    OCCUPIED     DOC    PENALTY
-----------------------------------------------------------------------------------------------------------------------------------
ARM 2/28       428    63,752,074.23    148,953.44     82.67      6.790     642      85.63    88.46        94.07   73.76      75.46
-----------------------------------------------------------------------------------------------------------------------------------
ARM 3/27        75    13,090,968.56    174,546.25     16.98      6.556     643      85.73    78.22        96.40   79.72      75.55
-----------------------------------------------------------------------------------------------------------------------------------
ARM 5/25         1       274,229.34    274,229.34      0.36      6.050     618       9.00   100.00       100.00  100.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:         504    77,117,272.13    153,010.46       100      6.748     642      85.66    86.76        94.48   74.87      75.56
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                             % OF        WA                WA       %                 %    % WITH
                             PRINCIPAL        AVERAGE     PRINCIPAL  MORTGAGE     WA   ORIGINAL  SINGLE  % OWNER   FULL     PREPAY
LIEN POSITION      COUNT      BALANCE         BALANCE      BALANCE     RATE      FICO    CLTV    FAMILY  OCCUPIED   DOC    PENALTY
----------------------------------------------------------------------------------------------------------------------------------
1                    504    77,117,272.13    153,010.46       100      6.748     642    85.66    86.76    94.48    74.87     75.56
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:               504    77,117,272.13    153,010.46       100      6.748     642    85.66    86.76    94.48    74.87     75.56
----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                             % OF        WA               WA       %                   %    % WITH
                                  PRINCIPAL       AVERAGE  PRINCIPAL  MORTGAGE    WA   ORIGINAL  SINGLE  % OWNER     FULL   PREPAY
ORIGINAL BALANCE ($)     COUNT     BALANCE        BALANCE   BALANCE     RATE     FICO    CLTV    FAMILY  OCCUPIED     DOC  PENALTY
-----------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00      11      460,288.64    41,844.42     0.60      8.414    600    78.12  100.00      89.30   82.64    18.66
-----------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00      51    3,307,058.50    64,844.28     4.29      7.556    624    82.74   80.97      76.89   84.06    73.57
-----------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00     69    6,121,096.81    88,711.55     7.94      7.040    628    85.17   91.27      94.26   83.55    80.29
-----------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00    83    9,328,090.65   112,386.63    12.10      6.840    633    83.97   87.57      96.32   75.89    75.91
-----------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00    75   10,191,136.65   135,881.82    13.22      6.784    644    85.42   92.10      94.73   75.53    82.61
-----------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00    50    8,068,897.36   161,377.95    10.46      6.697    653    88.09   93.95      95.80   75.71    78.28
-----------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00    51    9,482,324.72   185,927.94    12.30      6.618    647    85.49   94.34      92.07   72.50    88.44
-----------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00    36    7,690,535.81   213,625.99     9.97      6.499    661    84.89   91.94      97.35   64.00    66.81
-----------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00    18    4,327,306.29   240,405.91     5.61      6.575    656    84.53   94.65      94.44   67.28    66.75
-----------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00    17    4,416,937.47   259,819.85     5.73      6.887    632    89.21  100.00     100.00   76.41    94.21
-----------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00    16    4,621,701.89   288,856.37     5.99      6.218    651    83.25   87.35      93.51   75.17    74.84
-----------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00     9    2,839,874.44   315,541.60     3.68      6.895    629    91.64  100.00     100.00   88.79    77.75
-----------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00    12    4,014,152.25   334,512.69     5.21      6.608    632    85.94   40.92     100.00   74.87    49.96
-----------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00     3    1,083,893.97   361,297.99     1.41      7.305    655    91.55    0.00      65.49   65.49     0.00
-----------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00     3    1,163,976.68   387,992.23     1.51      6.071    611    84.38    0.00     100.00   67.20    66.75
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    504   77,117,272.13   153,010.46   100.00      6.748    642    85.66   86.76      94.48   74.87    75.56
-----------------------------------------------------------------------------------------------------------------------------------
Min: $30,400.00
Max: $396,000.00
Average: $153,231.03
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                             % OF        WA              WA        %                %      % WITH
                                   PRINCIPAL      AVERAGE  PRINCIPAL  MORTGAGE    WA   ORIGINAL  SINGLE  % OWNER    FULL    PREPAY
CURRENT BALANCE ($)       COUNT     BALANCE       BALANCE    BALANCE    RATE     FICO    CLTV    FAMILY  OCCUPIED   DOC     PENALTY
-----------------------------------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00       11      460,288.64   41,844.42     0.60     8.414     600    78.12   100.00    89.30   82.64     18.66
-----------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00       51    3,307,058.50   64,844.28     4.29     7.556     624    82.74    80.97    76.89   84.06     73.57
-----------------------------------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00      69    6,121,096.81   88,711.55     7.94     7.040     628    85.17    91.27    94.26   83.55     80.29
-----------------------------------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00     84    9,453,074.22  112,536.60    12.26     6.834     633    84.05    87.73    96.37   76.21     76.23
-----------------------------------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00     74   10,066,153.08  136,029.10    13.05     6.789     644    85.36    92.01    94.66   75.23     82.39
-----------------------------------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00     51    8,243,716.54  161,641.50    10.69     6.673     654    87.91    91.96    95.89   76.22     78.74
-----------------------------------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00     50    9,307,505.54  186,150.11    12.07     6.638     646    85.59    96.11    91.92   71.99     88.22
-----------------------------------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00     36    7,690,535.81  213,625.99     9.97     6.499     661    84.89    91.94    97.35   64.00     66.81
-----------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00     18    4,327,306.29  240,405.91     5.61     6.575     656    84.53    94.65    94.44   67.28     66.75
-----------------------------------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00     17    4,416,937.47  259,819.85     5.73     6.887     632    89.21   100.00   100.00   76.41     94.21
-----------------------------------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00     16    4,621,701.89  288,856.37     5.99     6.218     651    83.25    87.35    93.51   75.17     74.84
-----------------------------------------------------------------------------------------------------------------------------------
300,000.01 - 325,000.00     10    3,164,432.46  316,443.25     4.10     7.064     629    92.27   100.00   100.00   89.94     69.77
-----------------------------------------------------------------------------------------------------------------------------------
325,000.01 - 350,000.00     11    3,689,594.23  335,417.66     4.78     6.437     632    84.91    35.72   100.00   72.66     54.35
-----------------------------------------------------------------------------------------------------------------------------------
350,000.01 - 375,000.00      3    1,083,893.97  361,297.99     1.41     7.305     655    91.55     0.00    65.49   65.49      0.00
-----------------------------------------------------------------------------------------------------------------------------------
375,000.01 - 400,000.00      3    1,163,976.68  387,992.23     1.51     6.071     611    84.38     0.00   100.00   67.20     66.75
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     504   77,117,272.13  153,010.46   100.00     6.748     642    85.66    86.76    94.48   74.87     75.56
-----------------------------------------------------------------------------------------------------------------------------------
Min: $30,378.02
Max: $395,190.54
Average: $153,010.46

-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                                           GROUP IIA
POPULAR ABS 2005-1 PRELIMINARY TAPE                                                                              BALANCE: 77,117,272
FRIEDMAN BILLINGS RAMSEY                                                                                                 504 RECORDS
====================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                            % OF        WA                WA        %                %     % WITH
                                PRINCIPAL        AVERAGE  PRINCIPAL  MORTGAGE     WA   ORIGINAL   SINGLE  % OWNER    FULL   PREPAY
MORTGAGE RATE (%)     COUNT      BALANCE         BALANCE   BALANCE     RATE      FICO    CLTV     FAMILY  OCCUPIED   DOC   PENALTY
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500            2       431,814.32    215,907.16     0.56      4.355     615    80.15    68.36   100.00   100.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000            4       710,729.67    177,682.42     0.92      4.947     670    81.44   100.00   100.00   100.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500           12     2,643,785.55    220,315.46     3.43      5.439     650    78.32    87.61   100.00    84.35    87.61
----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000           79    13,689,002.48    173,278.51    17.75      5.874     653    82.52    82.19   100.00    74.83    78.13
----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500          116    18,455,413.14    159,098.39    23.93      6.316     649    85.75    86.47    98.70    72.44    80.49
----------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000          103    17,075,360.06    165,780.19    22.14      6.817     652    87.04    91.85    93.49    75.88    83.57
----------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500           68     9,648,470.26    141,889.27    12.51      7.303     633    86.82    91.13    90.24    69.73    62.16
----------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000           66     8,994,344.53    136,277.95    11.66      7.800     621    88.92    82.10    87.63    76.34    63.92
----------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500           32     3,272,250.13    102,257.82     4.24      8.261     615    88.62    73.00    82.95    72.00    61.94
----------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000           16     1,668,659.47    104,291.22     2.16      8.772     590    83.08    95.93    87.17    83.47    63.90
----------------------------------------------------------------------------------------------------------------------------------
9.001 - 9.500            4       373,552.41     93,388.10     0.48      9.164     568    81.48   100.00   100.00   100.00    20.11
----------------------------------------------------------------------------------------------------------------------------------
9.501 - 10.000           2       153,890.11     76,945.06     0.20      9.692     582    76.68   100.00    51.29    51.29    51.29
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 504    77,117,272.13    153,010.46   100.00      6.748     642    85.66    86.76    94.48    74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------
Min: 4.300
Max: 9.750
Weighted Average: 6.748


----------------------------------------------------------------------------------------------------------------------------------
                                                          % OF        WA               WA        %                   %    % WITH
                              PRINCIPAL      AVERAGE    PRINCIPAL  MORTGAGE    WA   ORIGINAL   SINGLE    % OWNER    FULL   PREPAY
ORIGINAL CLTV (%)  COUNT       BALANCE       BALANCE     BALANCE     RATE     FICO    CLTV     FAMILY    OCCUPIED    DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
25.00 - 29.99         1       209,836.35    209,836.35      0.27      7.260    661    28.00   100.00      100.00   100.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
40.00 - 44.99         1        59,910.66     59,910.66      0.08      7.500    651    40.00   100.00      100.00     0.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
45.00 - 49.99         2       434,728.03    217,364.02      0.56      6.683    634    45.79    30.99       30.99   100.00    69.01
----------------------------------------------------------------------------------------------------------------------------------
50.00 - 54.99         3       294,736.86     98,245.62      0.38      6.650    610    51.31   100.00      100.00   100.00    88.13
----------------------------------------------------------------------------------------------------------------------------------
55.00 - 59.99         4       481,023.64    120,255.91      0.62      6.229    637    57.92   100.00      100.00    49.38    69.92
----------------------------------------------------------------------------------------------------------------------------------
60.00 - 64.99         4       643,105.43    160,776.36      0.83      7.812    662    62.31    88.74      100.00    33.78     0.00
----------------------------------------------------------------------------------------------------------------------------------
65.00 - 69.99         7     1,026,854.08    146,693.44      1.33      6.918    617    67.86    57.32       74.85    45.55    57.81
----------------------------------------------------------------------------------------------------------------------------------
70.00 - 74.99        22     3,166,080.02    143,912.73      4.11      6.487    632    72.95    92.11       90.60    69.00    95.47
----------------------------------------------------------------------------------------------------------------------------------
75.00 - 79.99        50     6,598,888.36    131,977.77      8.56      6.772    649    77.85    87.38       89.07    63.49    73.74
----------------------------------------------------------------------------------------------------------------------------------
80.00 - 84.99       161    23,112,294.27    143,554.62     29.97      6.373    638    80.41    87.00       95.94    66.39    81.99
----------------------------------------------------------------------------------------------------------------------------------
85.00 - 89.99        54     9,354,234.66    173,226.57     12.13      6.883    625    86.14    80.60       90.80    71.07    59.40
----------------------------------------------------------------------------------------------------------------------------------
90.00 - 94.99        87    14,360,739.18    165,065.97     18.62      6.793    646    91.15    89.20       95.28    78.12    74.68
----------------------------------------------------------------------------------------------------------------------------------
95.00 - 99.99        50     8,103,731.83    162,074.64     10.51      7.217    652    96.28    83.84      100.00    97.47    77.63
----------------------------------------------------------------------------------------------------------------------------------
100.00 - 104.99      58     9,271,108.76    159,846.70     12.02      7.062    655   100.00    93.14       97.84    90.50    78.86
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:              504    77,117,272.13    153,010.46    100.00      6.748    642    85.66    86.76       94.48    74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------
Min: 28.00
Max: 100.00
Weighted Average: 85.66
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                      % OF        WA                WA        %                     %      % WITH
                         PRINCIPAL        AVERAGE   PRINCIPAL  MORTGAGE    WA    ORIGINAL   SINGLE    % OWNER     FULL     PREPAY
FICO SCORE     COUNT      BALANCE         BALANCE    BALANCE     RATE     FICO     CLTV     FAMILY    OCCUPIED     DOC    PENALTY
----------------------------------------------------------------------------------------------------------------------------------
521 - 540         6       486,319.35     81,053.23      0.63      8.608    532     74.39    74.53       100.00   75.16      89.42
----------------------------------------------------------------------------------------------------------------------------------
541 - 560        12     1,556,532.39    129,711.03      2.02      7.914    551     81.03    86.89       100.00  100.00      59.33
----------------------------------------------------------------------------------------------------------------------------------
561 - 580        32     4,325,492.96    135,171.66      5.61      7.138    571     83.28   100.00       100.00  100.00      74.30
----------------------------------------------------------------------------------------------------------------------------------
581 - 600        43     7,198,127.94    167,398.32      9.33      6.722    592     82.50    78.64        98.30   86.75      75.38
----------------------------------------------------------------------------------------------------------------------------------
601 - 620        79    10,813,905.04    136,884.87     14.02      6.871    609     85.27    92.00        93.22   90.70      72.17
----------------------------------------------------------------------------------------------------------------------------------
621 - 640        98    14,841,511.35    151,443.99     19.25      6.853    630     87.74    87.97        97.01   81.32      82.06
----------------------------------------------------------------------------------------------------------------------------------
641 - 660        89    14,136,401.29    158,835.97     18.33      6.643    650     85.80    82.29        92.22   64.26      75.24
----------------------------------------------------------------------------------------------------------------------------------
661 - 680        50     7,756,901.68    155,138.03     10.06      6.635    669     84.85    89.59        88.82   62.64      79.88
----------------------------------------------------------------------------------------------------------------------------------
681 - 700        54     9,139,198.95    169,244.42     11.85      6.462    689     87.02    83.79        95.04   55.47      79.39
----------------------------------------------------------------------------------------------------------------------------------
701 - 720        16     2,323,593.79    145,224.61      3.01      6.759    710     87.49    96.13        83.03   62.75      70.50
----------------------------------------------------------------------------------------------------------------------------------
721 - 740        11     1,927,153.26    175,195.75      2.50      6.311    732     88.43    92.13       100.00   71.43      63.68
----------------------------------------------------------------------------------------------------------------------------------
741 - 760         6     1,200,487.50    200,081.25      1.56      6.189    748     84.32    89.96       100.00   65.05      65.05
----------------------------------------------------------------------------------------------------------------------------------
761 - 780         6     1,109,539.00    184,923.17      1.44      6.340    772     86.66    51.34       100.00   39.45      37.45
----------------------------------------------------------------------------------------------------------------------------------
781 - 800         2       302,107.63    151,053.82      0.39      6.065    787     92.76   100.00        53.37  100.00      46.63
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:          504    77,117,272.13    153,010.46    100.00      6.748    642     85.66    86.76        94.48   74.87      75.56
----------------------------------------------------------------------------------------------------------------------------------
Min: 526
Max: 793
NZ Weighted Average: 642
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF        WA             WA       %                  %    % WITH
ORIGINAL TERM TO MATURITY            PRINCIPAL      AVERAGE  PRINCIPAL  MORTGAGE   WA  ORIGINAL  SINGLE  % OWNER    FULL   PREPAY
(MONTHS)                    COUNT     BALANCE       BALANCE   BALANCE     RATE    FICO   CLTV    FAMILY  OCCUPIED    DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
360                          504   77,117,272.13  153,010.46   100.00      6.748   642   85.66   86.76      94.48  74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       504   77,117,272.13  153,010.46   100.00      6.748   642   85.66   86.76      94.48  74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------
Min: 360
Max: 360
Weighted Average: 360

----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF        WA             WA       %                  %    % WITH
REMAINING TERM TO MATURITY           PRINCIPAL      AVERAGE  PRINCIPAL  MORTGAGE   WA  ORIGINAL  SINGLE  % OWNER    FULL   PREPAY
(MONTHS)                    COUNT     BALANCE       BALANCE   BALANCE     RATE    FICO   CLTV    FAMILY  OCCUPIED    DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
349 - 360                    504   77,117,272.13  153,010.46   100.00      6.748   642   85.66   86.76      94.48  74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       504   77,117,272.13  153,010.46   100.00      6.748   642   85.66   86.76      94.48  74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------
Min: 350
Max: 360
Weighted Average: 358
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                                           GROUP IIA
POPULAR ABS 2005-1 PRELIMINARY TAPE                                                                              BALANCE: 77,117,272
FRIEDMAN BILLINGS RAMSEY                                                                                                 504 RECORDS
====================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                            % OF        WA               WA        %                  %    % WITH
                                PRINCIPAL       AVERAGE   PRINCIPAL  MORTGAGE    WA   ORIGINAL   SINGLE   % OWNER   FULL   PREPAY
AGE (MONTHS)          COUNT      BALANCE        BALANCE    BALANCE     RATE     FICO    CLTV     FAMILY   OCCUPIED   DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
0                        5     1,074,250.00   214,850.00      1.39      5.873    622    84.47    63.97     100.00 100.00    44.59
----------------------------------------------------------------------------------------------------------------------------------
1                      149    23,368,814.99   156,837.68     30.30      6.721    645    88.03    83.39      94.34  76.19    74.43
----------------------------------------------------------------------------------------------------------------------------------
2                      276    43,545,005.98   157,771.76     56.47      6.686    644    84.47    88.37      94.52  72.76    78.02
----------------------------------------------------------------------------------------------------------------------------------
3                       56     6,412,876.05   114,515.64      8.32      7.246    622    84.35    87.75      95.11  79.28    80.32
----------------------------------------------------------------------------------------------------------------------------------
4                       15     2,189,560.00   145,970.67      2.84      7.197    650    88.43    95.90      89.44  71.44    58.12
----------------------------------------------------------------------------------------------------------------------------------
5                        1       313,751.53   313,751.53      0.41      7.230    583    90.00   100.00     100.00 100.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
6                        1        47,519.18    47,519.18      0.06      8.380    613    90.00   100.00     100.00 100.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
10                       1       165,494.40   165,494.40      0.21      5.990    661    80.00   100.00     100.00 100.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 504    77,117,272.13   153,010.46    100.00      6.748    642    85.66    86.76      94.48  74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------
Min: 0
Max: 10
Weighted Average: 2
----------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
                                                           % OF        WA                WA        %                  %    % WITH
                                PRINCIPAL       AVERAGE  PRINCIPAL  MORTGAGE     WA   ORIGINAL   SINGLE  % OWNER    FULL   PREPAY
DOCUMENTATION TYPE    COUNT      BALANCE        BALANCE   BALANCE     RATE      FICO    CLTV     FAMILY  OCCUPIED    DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
Full Doc               386    57,737,022.43   149,577.78    74.87      6.736     635    86.90    86.12      95.48 100.00    75.85
----------------------------------------------------------------------------------------------------------------------------------
Stated Income           95    15,779,118.82   166,095.99    20.46      6.684     670    80.01    90.06      94.06   0.00    80.01
----------------------------------------------------------------------------------------------------------------------------------
Alt Doc                 23     3,601,130.88   156,570.91     4.67      7.217     638    90.54    82.65      80.36   0.00    51.41
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 504    77,117,272.13   153,010.46   100.00      6.748     642    85.66    86.76      94.48  74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                            % OF        WA               WA       %                   %    % WITH
                                PRINCIPAL       AVERAGE   PRINCIPAL  MORTGAGE    WA   ORIGINAL  SINGLE  % OWNER     FULL   PREPAY
OCCUPANCY TYPE        COUNT      BALANCE        BALANCE    BALANCE     RATE     FICO    CLTV    FAMILY  OCCUPIED     DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
Owner-Occupied         470    72,863,128.05   155,027.93     94.48      6.705    641    86.03   87.85     100.00    75.66    75.81
----------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied      29     3,739,863.38   128,960.81      4.85      7.492    657    78.67   63.81       0.00    56.05    74.76
----------------------------------------------------------------------------------------------------------------------------------
Second Home              5       514,280.70   102,856.14      0.67      7.434    650    85.33  100.00       0.00   100.00    45.94
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 504    77,117,272.13   153,010.46    100.00      6.748    642    85.66   86.76      94.48    74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           % OF        WA               WA        %                   %    % WITH
                                PRINCIPAL      AVERAGE   PRINCIPAL  MORTGAGE    WA   ORIGINAL   SINGLE  % OWNER     FULL   PREPAY
USE OF PROCEEDS       COUNT      BALANCE       BALANCE    BALANCE     RATE     FICO    CLTV     FAMILY  OCCUPIED     DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance      282    45,661,868.34  161,921.52     59.21      6.766    637    86.38    85.79      95.80    78.30    74.61
----------------------------------------------------------------------------------------------------------------------------------
Purchase               162    22,861,548.07  141,120.67     29.65      6.718    654    83.48    87.34      90.37    68.53    74.85
----------------------------------------------------------------------------------------------------------------------------------
Rate/Term Refinance     60     8,593,855.72  143,230.93     11.14      6.727    640    87.68    90.39      98.42    73.54    82.54
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                 504    77,117,272.13  153,010.46    100.00      6.748    642    85.66    86.76      94.48    74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                             % OF        WA              WA       %                   %    % WITH
                                 PRINCIPAL       AVERAGE   PRINCIPAL  MORTGAGE    WA  ORIGINAL  SINGLE  % OWNER     FULL   PREPAY
PROPERTY TYPE           COUNT     BALANCE        BALANCE    BALANCE     RATE     FICO   CLTV    FAMILY  OCCUPIED     DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached   447   66,908,445.69   149,683.32     86.76      6.749    641   85.90   100.00     95.66    74.31    78.27
----------------------------------------------------------------------------------------------------------------------------------
2-4 Family                34    7,476,926.54   219,909.60      9.70      6.762    648   83.39     0.00     84.50    74.03    50.38
----------------------------------------------------------------------------------------------------------------------------------
Condominium               14    1,480,796.87   105,771.21      1.92      6.559    648   85.89     0.00    100.00   100.00    93.05
----------------------------------------------------------------------------------------------------------------------------------
Townhouse                  7    1,056,633.99   150,947.71      1.37      6.622    637   87.21     0.00    100.00    87.84    64.63
----------------------------------------------------------------------------------------------------------------------------------
Row Home                   2      194,469.04    97,234.52      0.25      7.860    615   81.86     0.00      0.00    37.10    37.10
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   504   77,117,272.13   153,010.46    100.00      6.748    642   85.66    86.76     94.48    74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                       % OF        WA                WA        %                     %     % WITH
                           PRINCIPAL       AVERAGE   PRINCIPAL  MORTGAGE   WA     ORIGINAL   SINGLE    % OWNER     FULL    PREPAY
LOAN GRADE       COUNT      BALANCE        BALANCE    BALANCE     RATE    FICO      CLTV     FAMILY    OCCUPIED     DOC   PENALTY
----------------------------------------------------------------------------------------------------------------------------------
A                 435    67,832,526.34   155,936.84     87.96      6.661   652      86.15    85.94        93.81   72.22     76.10
----------------------------------------------------------------------------------------------------------------------------------
B                  33     4,869,637.62   147,564.78      6.31      6.932   581      84.18    92.96        98.81   91.43     80.15
----------------------------------------------------------------------------------------------------------------------------------
C                  36     4,415,108.17   122,641.89      5.73      7.881   563      79.88    92.57       100.00   97.26     62.18
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:            504    77,117,272.13   153,010.46    100.00      6.748   642      85.66    86.76        94.48   74.87     75.56
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                   % OF       WA             WA       %               %    % WITH
                                         PRINCIPAL      AVERAGE  PRINCIPAL MORTGAGE   WA  ORIGINAL  SINGLE % OWNER   FULL   PREPAY
PREPAYMENT PENALTY TERM (YEARS) COUNT     BALANCE       BALANCE   BALANCE    RATE    FICO   CLTV    FAMILY OCCUPIED   DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
0                                121   18,845,363.46  155,746.81    24.44     7.017   645   85.09    77.13   93.52   73.98    0.00
----------------------------------------------------------------------------------------------------------------------------------
12                                19    4,251,404.21  223,758.12     5.51     6.489   642   84.49    82.52   89.17   80.39  100.00
----------------------------------------------------------------------------------------------------------------------------------
24                               235   35,685,963.33  151,855.16    46.27     6.682   644   84.98    90.36   94.55   72.68  100.00
----------------------------------------------------------------------------------------------------------------------------------
30                                 2      441,163.62  220,581.81     0.57     7.294   612   91.39   100.00   58.55  100.00  100.00
----------------------------------------------------------------------------------------------------------------------------------
36                               127   17,893,377.51  140,892.74    23.20     6.643   636   87.76    90.41   97.51   78.24  100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           504   77,117,272.13  153,010.46   100.00     6.748   642   85.66    86.76   94.48   74.87   75.56
----------------------------------------------------------------------------------------------------------------------------------
Loans with Penalty: 75.56
----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                                           GROUP IIA
POPULAR ABS 2005-1 PRELIMINARY TAPE                                                                              BALANCE: 77,117,272
FRIEDMAN BILLINGS RAMSEY                                                                                                 504 RECORDS
====================================================================================================================================



----------------------------------------------------------------------------------------------------------------------------------
                                                             % OF        WA              WA       %                   %    % WITH
                                  PRINCIPAL      AVERAGE   PRINCIPAL  MORTGAGE   WA   ORIGINAL  SINGLE  % OWNER     FULL   PREPAY
GEOGRAPHIC DISTRIBUTION COUNT      BALANCE       BALANCE    BALANCE     RATE    FICO    CLTV    FAMILY  OCCUPIED     DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
Michigan                 103    13,462,453.16   130,703.43    17.46      6.780   642    86.12   96.27      97.08    67.21    97.40
----------------------------------------------------------------------------------------------------------------------------------
New York                  20     5,946,879.46   297,343.97     7.71      6.442   624    81.45   42.08     100.00    84.11    52.24
----------------------------------------------------------------------------------------------------------------------------------
Wisconsin                 33     5,218,476.10   158,135.64     6.77      6.891   653    88.35   95.36      94.16    71.90     7.71
----------------------------------------------------------------------------------------------------------------------------------
New Jersey                19     4,442,075.39   233,793.44     5.76      6.768   639    86.76   67.64      91.58    76.10    23.82
----------------------------------------------------------------------------------------------------------------------------------
North Carolina            33     4,166,768.26   126,265.70     5.40      7.270   643    89.72   95.79      84.39    77.32    47.19
----------------------------------------------------------------------------------------------------------------------------------
Missouri                  28     3,761,388.77   134,335.31     4.88      6.692   634    88.47  100.00     100.00    85.53   100.00
----------------------------------------------------------------------------------------------------------------------------------
California                17     3,734,139.23   219,655.25     4.84      6.447   634    77.02   85.26      86.51    74.19   100.00
----------------------------------------------------------------------------------------------------------------------------------
Arizona                   23     3,304,735.88   143,684.17     4.29      6.592   659    84.57   95.41      94.33    49.61   100.00
----------------------------------------------------------------------------------------------------------------------------------
Florida                   21     3,077,765.17   146,560.25     3.99      6.321   669    82.97   89.26      97.98    58.46    90.87
----------------------------------------------------------------------------------------------------------------------------------
Illinois                  17     2,898,389.16   170,493.48     3.76      6.802   652    88.36   83.45     100.00    96.27    84.39
----------------------------------------------------------------------------------------------------------------------------------
Maryland                  14     2,786,609.24   199,043.52     3.61      6.670   616    88.32   70.91      95.61    95.61    80.96
----------------------------------------------------------------------------------------------------------------------------------
Ohio                      20     2,352,124.19   117,606.21     3.05      6.926   618    86.66   95.37      96.37    79.01   100.00
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania              20     2,292,651.73   114,632.59     2.97      7.251   631    84.03   89.80      96.85    64.17    86.90
----------------------------------------------------------------------------------------------------------------------------------
Virginia                  15     2,280,008.77   152,000.58     2.96      6.605   655    89.16   94.38     100.00    91.71   100.00
----------------------------------------------------------------------------------------------------------------------------------
Minnesota                 11     2,045,289.50   185,935.41     2.65      7.186   645    90.90   73.77      73.27    66.46    82.65
----------------------------------------------------------------------------------------------------------------------------------
Nevada                     9     1,980,786.31   220,087.37     2.57      6.175   651    77.06   93.10     100.00    64.25    90.09
----------------------------------------------------------------------------------------------------------------------------------
Indiana                   15     1,933,642.38   128,909.49     2.51      6.677   637    84.92   94.57      94.57    88.08   100.00
----------------------------------------------------------------------------------------------------------------------------------
Kentucky                  15     1,895,001.14   126,333.41     2.46      6.330   636    82.31  100.00      90.83   100.00    93.15
----------------------------------------------------------------------------------------------------------------------------------
Georgia                   12     1,708,310.77   142,359.23     2.22      6.840   672    91.48   94.74     100.00    88.01    23.97
----------------------------------------------------------------------------------------------------------------------------------
Tennessee                 11     1,241,106.30   112,827.85     1.61      6.545   641    84.93  100.00     100.00    95.17   100.00
----------------------------------------------------------------------------------------------------------------------------------
Washington                 6     1,150,214.05   191,702.34     1.49      6.787   657    88.01  100.00      88.92    27.49    80.90
----------------------------------------------------------------------------------------------------------------------------------
South Carolina             5       738,018.19   147,603.64     0.96      7.235   603    88.75  100.00     100.00    35.00    43.15
----------------------------------------------------------------------------------------------------------------------------------
Rhode Island               3       695,019.26   231,673.09     0.90      6.943   662    87.75  100.00     100.00    65.81   100.00
----------------------------------------------------------------------------------------------------------------------------------
Kansas                     5       692,105.80   138,421.16     0.90      6.137   684    81.98  100.00      79.65    75.20    45.15
----------------------------------------------------------------------------------------------------------------------------------
Colorado                   3       479,349.22   159,783.07     0.62      6.097   658    85.38   63.53     100.00    73.11   100.00
----------------------------------------------------------------------------------------------------------------------------------
South Dakota               4       471,579.85   117,894.96     0.61      7.677   640    88.50   65.29     100.00    66.86   100.00
----------------------------------------------------------------------------------------------------------------------------------
North Dakota               4       402,718.09   100,679.52     0.52      8.613   648    82.88   65.20      46.59    81.39    81.39
----------------------------------------------------------------------------------------------------------------------------------
Connecticut                2       295,720.60   147,860.30     0.38      6.288   703    77.98   39.19      60.81    60.81   100.00
----------------------------------------------------------------------------------------------------------------------------------
New Mexico                 2       268,473.85   134,236.93     0.35      6.925   620    89.06  100.00     100.00    57.42    57.42
----------------------------------------------------------------------------------------------------------------------------------
Montana                    2       231,733.98   115,866.99     0.30      7.905   581    74.27  100.00     100.00   100.00    63.34
----------------------------------------------------------------------------------------------------------------------------------
Oregon                     2       228,873.05   114,436.53     0.30      6.897   619    82.23  100.00     100.00   100.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
Alabama                    2       212,288.75   106,144.38     0.28      7.090   648    84.02  100.00     100.00    59.82     0.00
----------------------------------------------------------------------------------------------------------------------------------
Iowa                       4       205,847.85    51,461.96     0.27      8.354   609    89.02  100.00     100.00   100.00     0.00
----------------------------------------------------------------------------------------------------------------------------------
Utah                       1       203,802.67   203,802.67     0.26      6.150   591    80.00  100.00     100.00   100.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
Delaware                   2       161,230.14    80,615.07     0.21      6.427   726    87.69   45.54      54.46    54.46   100.00
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts              1       151,695.87   151,695.87     0.20      7.890   647    94.94  100.00     100.00   100.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   504    77,117,272.13   153,010.46   100.00      6.748   642    85.66   86.76      94.48    74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------
Top 3 Zip Code: 11234(0.96351%),89139(0.89274%),2907(0.63824%)
Number of States: 36
----------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
                                                             % OF        WA               WA       %                  %    % WITH
                                  PRINCIPAL       AVERAGE  PRINCIPAL  MORTGAGE    WA   ORIGINAL  SINGLE  % OWNER    FULL   PREPAY
MARGIN (%) - ARM ONLY   COUNT      BALANCE        BALANCE   BALANCE     RATE     FICO    CLTV    FAMILY  OCCUPIED    DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500              1       295,201.10   295,201.10     0.38      4.380    579    80.00  100.00    100.00   100.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000              6     1,366,387.85   227,731.31     1.77      6.347    638    85.46   90.98    100.00   100.00    76.71
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500             15     3,234,964.02   215,664.27     4.19      5.682    668    79.24   94.60    100.00    59.52   100.00
----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000             97    15,545,416.23   160,262.02    20.16      6.117    656    83.18   89.32     95.10    78.82    85.24
----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500            233    33,427,434.22   143,465.38    43.35      6.818    639    86.14   86.28     93.03    72.30    67.74
----------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000             70    11,086,618.22   158,380.26    14.38      6.946    654    87.81   91.71     93.64    72.24    85.78
----------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500             39     6,447,729.08   165,326.39     8.36      7.182    623    85.14   70.24     94.80    76.16    53.91
----------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000             25     3,323,076.19   132,923.05     4.31      7.748    618    91.27   78.86     98.26    86.00    82.64
----------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500             11     1,472,914.40   133,901.31     1.91      8.390    601    89.88   96.20     95.77    70.16    77.96
----------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000              6       797,719.44   132,953.24     1.03      8.535    589    86.47   91.49    100.00   100.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500            1       119,811.38   119,811.38     0.16      6.490    602    80.00  100.00    100.00   100.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                   504    77,117,272.13   153,010.46   100.00      6.748    642    85.66   86.76     94.48    74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------
Min (>0): 4.100
Max: 13.500
Weighted Average (>0): 6.509
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF        WA             WA       %                  %    % WITH
MAXIMUM MORTGAGE RATE (%)           PRINCIPAL      AVERAGE   PRINCIPAL  MORTGAGE   WA  ORIGINAL  SINGLE  % OWNER    FULL   PREPAY
ARM ONLY                   COUNT     BALANCE       BALANCE    BALANCE     RATE    FICO   CLTV    FAMILY  OCCUPIED    DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                 1      237,627.55  237,627.55      0.31      7.250   696   85.00   100.00   100.00     0.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500               2      431,814.32  215,907.16      0.56      4.355   615   80.15    68.36   100.00   100.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
10.501 - 11.000               5      876,224.07  175,244.81      1.14      5.144   669   81.17   100.00   100.00   100.00    81.11
----------------------------------------------------------------------------------------------------------------------------------
11.001 - 11.500               2      417,643.37  208,821.69      0.54      5.357   585   73.38   100.00   100.00   100.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
11.501 - 12.000              31    6,047,774.84  195,089.51      7.84      5.872   649   86.08    67.94   100.00    90.74    71.20
----------------------------------------------------------------------------------------------------------------------------------
12.001 - 12.500              52    8,739,694.57  168,071.05     11.33      6.135   653   85.35    79.50    97.25    73.24    81.03
----------------------------------------------------------------------------------------------------------------------------------
12.501 - 13.000              93   14,973,687.86  161,007.40     19.42      6.384   652   84.50    94.18    96.19    74.58    88.38
----------------------------------------------------------------------------------------------------------------------------------
13.001 - 13.500             121   17,992,237.32  148,696.18     23.33      6.686   643   86.68    95.11    97.90    75.55    78.01
----------------------------------------------------------------------------------------------------------------------------------
13.501 - 14.000             107   15,843,480.98  148,069.92     20.54      7.228   643   87.86    88.49    90.33    70.53    76.61
----------------------------------------------------------------------------------------------------------------------------------
14.001 - 14.500              43    4,866,477.03  113,173.88      6.31      7.896   631   86.38    83.00    79.39    60.78    66.70
----------------------------------------------------------------------------------------------------------------------------------
14.501 - 15.000              28    3,286,567.85  117,377.42      4.26      8.295   597   83.57    92.86    89.77    78.64    63.96
----------------------------------------------------------------------------------------------------------------------------------
15.001 >=                    19    3,404,042.37  179,160.12      4.41      7.288   611   79.68    49.92    94.28    77.74     9.69
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      504   77,117,272.13  153,010.46    100.00      6.748   642   85.66    86.76    94.48    74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------
Min (>0): 7.250
Max: 17.990
Weighted Average (>0): 13.289
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
----------------------------------------------------------------------------------------------------------------------------------



                                                                                                                           GROUP IIA
POPULAR ABS 2005-1 PRELIMINARY TAPE                                                                              BALANCE: 77,117,272
FRIEDMAN BILLINGS RAMSEY                                                                                                 504 RECORDS
====================================================================================================================================



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                                                               % OF        WA               WA       %                 %    % WITH
MINIMUM MORTGAGE RATE (%)           PRINCIPAL       AVERAGE  PRINCIPAL  MORTGAGE   WA   ORIGINAL  SINGLE  % OWNER    FULL   PREPAY
ARM ONLY                   COUNT     BALANCE        BALANCE   BALANCE     RATE    FICO    CLTV    FAMILY  OCCUPIED    DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                 2      431,814.32   215,907.16     0.56     4.355    615    80.15   68.36    100.00   100.00  100.00
----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                 5    1,028,947.80   205,789.56     1.33     5.560    666    82.54  100.00    100.00   100.00   69.07
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                11    2,316,144.57   210,558.60     3.00     5.430    652    78.08  100.00    100.00    82.14  100.00
----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                78   13,333,873.64   170,947.10    17.29     5.877    654    82.32   84.38    100.00    74.16   80.21
----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.500               116   18,284,798.38   157,627.57    23.71     6.328    650    85.48   88.16     98.68    74.00   81.97
----------------------------------------------------------------------------------------------------------------------------------
6.501 - 7.000               101   16,516,350.92   163,528.23    21.42     6.818    652    87.11   91.57     93.27    75.07   86.40
----------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.500                73   11,142,871.01   152,642.07    14.45     7.187    631    86.45   80.65     91.55    70.87   51.60
----------------------------------------------------------------------------------------------------------------------------------
7.501 - 8.000                62    8,302,451.78   133,910.51    10.77     7.789    621    89.96   84.04     86.60    77.13   67.11
----------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                33    3,326,290.17   100,796.67     4.31     8.257    615    88.72   73.44     83.23    72.45   62.56
----------------------------------------------------------------------------------------------------------------------------------
8.501 - 9.000                16    1,668,659.47   104,291.22     2.16     8.772    590    83.08   95.93     87.17    83.47   63.90
----------------------------------------------------------------------------------------------------------------------------------
9.001 >=                      7      765,070.07   109,295.72     0.99     8.676    611    81.61  100.00     90.20    59.14   51.19
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                      504   77,117,272.13   153,010.46   100.00     6.748    642    85.66   86.76     94.48    74.87   75.56
----------------------------------------------------------------------------------------------------------------------------------
Min (>0): 4.300
Max: 13.250
Weighted Average (>0): 6.777
----------------------------------------------------------------------------------------------------------------------------------



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                                                             % OF       WA              WA        %                   %    % WITH
INITIAL RATE CAP (%)             PRINCIPAL      AVERAGE   PRINCIPAL  MORTGAGE   WA   ORIGINAL   SINGLE  % OWNER     FULL   PREPAY
ARM ONLY               COUNT      BALANCE       BALANCE    BALANCE     RATE    FICO    CLTV     FAMILY  OCCUPIED     DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
3                       503    76,985,359.50  153,052.40     99.83      6.749   642    85.66    86.74      94.47   74.83    75.52
----------------------------------------------------------------------------------------------------------------------------------
6.1                       1       131,912.63  131,912.63      0.17      6.130   692    90.00   100.00     100.00  100.00   100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                  504    77,117,272.13  153,010.46    100.00      6.748   642    85.66    86.76      94.48   74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------
Min (>0): 3.000
Max: 6.100
Weighted Average (>0): 3.005
----------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                              % OF        WA              WA       %                  %    % WITH
SUBSEQUENT RATE CAP (%)             PRINCIPAL      AVERAGE  PRINCIPAL  MORTGAGE   WA   ORIGINAL  SINGLE  % OWNER    FULL   PREPAY
ARM ONLY                  COUNT      BALANCE       BALANCE   BALANCE     RATE    FICO    CLTV    FAMILY  OCCUPIED    DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
1                          332    53,774,349.29  161,970.93    69.73      6.639   646    85.74   88.32      96.99  74.36    83.90
----------------------------------------------------------------------------------------------------------------------------------
1.5                        150    20,099,917.76  133,999.45    26.06      7.049   631    86.61   83.02      88.98  74.83    56.33
----------------------------------------------------------------------------------------------------------------------------------
2                           22     3,243,005.08  147,409.32     4.21      6.689   648    78.63   84.06      87.00  83.57    56.57
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                     504    77,117,272.13  153,010.46   100.00      6.748   642    85.66   86.76      94.48  74.87    75.56
----------------------------------------------------------------------------------------------------------------------------------
Min (>0): 1.000
Max: 2.000
Weighted Average (>0): 1.172
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                              % OF        WA             WA        %                  %    % WITH
MONTHS TO NEXT ADJUSTMENT           PRINCIPAL      AVERAGE  PRINCIPAL  MORTGAGE   WA  ORIGINAL   SINGLE  % OWNER    FULL   PREPAY
ARM ONLY                    COUNT    BALANCE       BALANCE   BALANCE     RATE    FICO   CLTV     FAMILY  OCCUPIED    DOC  PENALTY
----------------------------------------------------------------------------------------------------------------------------------
15                             1     165,494.40  165,494.40     0.21      5.990   661   80.00    100.00    100.00   100.00    0.00
----------------------------------------------------------------------------------------------------------------------------------
19                             1      47,519.18   47,519.18     0.06      8.380   613   90.00    100.00    100.00   100.00    0.00
----------------------------------------------------------------------------------------------------------------------------------
20                             1     313,751.53  313,751.53     0.41      7.230   583   90.00    100.00    100.00   100.00    0.00
----------------------------------------------------------------------------------------------------------------------------------
21                            13   2,008,881.48  154,529.34     2.60      7.117   652   88.27     95.53     91.35    71.73   54.35
----------------------------------------------------------------------------------------------------------------------------------
22                            45   4,971,334.80  110,474.11     6.45      7.199   622   83.77     85.34     93.69    80.56   74.62
----------------------------------------------------------------------------------------------------------------------------------
23                           237  35,843,039.48  151,236.45    46.48      6.747   643   84.50     90.56     94.10    72.75   79.46
----------------------------------------------------------------------------------------------------------------------------------
24                           125  19,327,803.36  154,622.43    25.06      6.778   646   87.97     85.68     93.89    71.94   74.23
----------------------------------------------------------------------------------------------------------------------------------
25                             5   1,074,250.00  214,850.00     1.39      5.873   622   84.47     63.97    100.00   100.00   44.59
----------------------------------------------------------------------------------------------------------------------------------
33                             2     180,678.52   90,339.26     0.23      8.088   621   90.22    100.00     68.16    68.16  100.00
----------------------------------------------------------------------------------------------------------------------------------
34                            11   1,441,541.25  131,049.20     1.87      7.406   621   86.34     96.05    100.00    74.85  100.00
----------------------------------------------------------------------------------------------------------------------------------
35                            39   7,701,966.50  197,486.32     9.99      6.400   647   84.33     78.18     96.45    72.81   71.33
----------------------------------------------------------------------------------------------------------------------------------
36                            23   3,766,782.29  163,773.14     4.88      6.477   643   88.16     70.43     96.26    96.28   73.63
----------------------------------------------------------------------------------------------------------------------------------
60                             1     274,229.34  274,229.34     0.36      6.050   618   90.00    100.00    100.00   100.00  100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       504  77,117,272.13  153,010.46   100.00      6.748   642   85.66     86.76     94.48    74.87   75.56
----------------------------------------------------------------------------------------------------------------------------------
Min (>0): 15
Max: 60
Weighted Average (>0): 25
----------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                                                           Page 5 of 5